THIRD AMENDMENT TO AMENDED AND RESTATED
                         CREDIT AGREEMENT


     This Third Amendment to Amended and Restated Credit Agreement (this "Third Amendment"), dated as of August 14, 1995, is entered into by and among LADD FURNITURE, INC. (the "Company"), the guarantors identified as such on the signature pages attached hereto (the "Guarantors"), the banks identified as such on the signature pages attached hereto (the "Banks") and NATIONSBANK, N.A. (Carolinas) f/k/a NATIONSBANK OF NORTH CAROLINA, N.A., as agent for the Banks (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                           RECITALS

     A. The Company, the Guarantors, the Banks and the Agent entered into that certain Amended and Restated Credit Agreement dated as of October 19, 1994, that certain First Amendment to Amended and Restated Credit Agreement dated as of February 16, 1995 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 30, 1995 (collectively, the "Credit Agreement").

     B. The Company and the Banks have agreed to modify the terms of the Credit Agreement as set forth below.

                            AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   New Definitions.   The following definitions  shall be added
     to Section 1.01 of the Credit Agreement as follows:

(a) "Applicable Margin Ratio" shall mean, for any period, the ratio of (i) Funded Debt at such time to (ii) EBITDA as calculated on a rolling four Quarterly Period basis; provided that (a) for the Quarterly Date ending nearest March 31, 1996, EBITDA shall be calculated on a rolling three Quarterly Period basis multiplied times 1.33 and (b) it is understood that Funded Debt does not contain amounts outstanding under the Securitization Program.

(b) "Capital Expenditures" shall mean, for any period, for the Company and its Consolidated Subsidiaries on a consolidated basis all capital expenditures as computed in accordance with GAAP.

(c)  "EBITDA" shall  mean, for  any period, the  sum of
     (a) EBIT plus (b)  all depreciation and amortization expense
     (to the extent deducted in the calculation of EBIT) of the Company and its Consolidated Subsidiaries on a consolidated basis for such period, all as determined in accordance with GAAP.

(c) "Securitization Program" shall mean the sale of trade receivables by LADD Funding Corp.

2.   Amendments   to  Existing   Definitions.     The   following
     definitions  set  forth  in   Section  1.01  of  the  Credit
     Agreement shall be modified as follows:

     (a) The definition of Applicable Margin shall be amended in its entirety to read as follows:

          "Applicable Margin" shall mean (i) from August 14, 1995 until the first Applicable Margin Change Date subsequent to March 31, 1996, (A) with respect to Base Rate Loans, 1.25% and (B) with respect to Eurodollar Loans, 2.25% (as modified for reductions in the Term Loan, as set forth below) and
     (ii) thereafter, the appropriate Applicable Margin corresponding to the ratio described below in effect as of the most recent Applicable Margin Change Date (as modified for reductions in the Term Loan, as set forth below):


                                                       Applicable Margin
                                                  Base Rate      Eurodollar
Tier  Applicable Margin Ratio                       Loans          Loans
1     > 3.75 to 1.0                                 1.75%          2.75%
      -

2     > 3.0 to 1.0
      -
      but < 3.75 to 1.0                             1.25%          2.25%

3     > 2.5 to 1.0
      -
      but < 3.0 to 1.0                              0.875%         1.875%

4     > 2.0 to 1.0
      -
      but < 2.5 to 1.0                              0.50%          1.50%

5     > 2.0 to 1.0                                  0.25%          1.25%
      -


      Each of the Applicable Margins in effect until the Quarterly Date nearest March 31, 1996 or as set forth under Tier 1 and Tier 2 above shall be reduced by 0.125%, upon the outstanding principal balance of the Term Loan reaching each of the following levels: (a) $55,000,000 and (b) $35,000,000; it being understood that the reduction shall occur at each level for a maximum reduction of .25%.

      (b) The definition of Applicable Margin Change Date shall be amended in its entirety to read as follows:

          "Applicable Margin Change Date" shall mean, for each Quarterly Period, the date of delivery by the Borrower of the quarterly compliance certificate required by Section
      8.01 hereof.   The Applicable Margin  shall also change  on
      the
                                    - 2 -
      date(s) of the appropriate reduction of the Term Loan as set forth in the definition of Applicable Margin.

      (c) The definition of Base Rate shall be amended in its entirety to read as follows:

          "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the sum of (a) the Applicable Margin plus (b) the higher of (i) the Federal Funds Rate for such day, plus .5% per annum or (ii) the Prime Rate for such day; provided that if in the reasonable judgment of the Agent the Federal Funds Rate cannot be determined then the Base Rate shall mean the Prime Rate. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

      (d) The definition of Basic Documents shall be amended in its entirety to read as follows:

          "Basic Documents" shall mean, collectively, this Agreement, the Notes, the Pledge Agreements and any security agreements, mortgage documents or other collateral documents executed by the Company or any of its Subsidiaries in favor of the Agent or the Banks.

      (e) The definition of Debt Service Coverage Ratio shall be amended in its entirety to read as follows:

          "Debt Service Coverage Ratio" shall mean (i) for the Quarterly Dates nearest September 30, 1995, December 31, 1995 and March 31, 1996, the ratio of (a) EBIT for such period to (b) Interest Expense for such period and (ii) for any Quarterly Date thereafter, the ratio of (a) the difference of (1) EBITDA for such period less (2) Capital Expenditures for such period to (b) the sum of (1) Interest Expense for such period plus (2) scheduled maturities of long term debt for such period plus (3) all Dividend Payments for such period.

      (f) The definition of Equity Issuance is amended such that the term "Effective Date" wherever located therein shall be deleted and the words "January 2, 1994" substituted in replacement therefor.

3.    Section  2.01(a).   Subsection (a)  of Section 2.01  of the
      Credit Agreement is amended in its entirety to read as follows:

          (a) Revolving Credit Loans. Each Bank severally agrees, on the terms of this Agreement, to make revolving loans to the Company in Dollars, at any time and from time to time during the period from and including the Effective Date to but not including the Revolving Credit Commitment Termination Date (each a "Revolving Credit Loan and
      collectively  the  "Revolving  Credit   Loans");  provided,
      however,  that  (i) the
      sum of the aggregate amount of Revolving Credit Loans outstanding plus the aggregate amount of Competitive Bid Loans outstanding plus the aggregate amount of Swing Line Loans outstanding plus then outstanding balance of the Securitization Program shall not exceed the Revolving Credit Commitment and (ii) with respect to each individual Bank, the Bank's pro rata share of outstanding Revolving Loans shall not exceed such Bank's Revolving Credit Commitment Percentage of the Revolving Credit Commitment. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow the amount of the Revolving Credit Commitment.

4.    Section 2.01(b)(i).     Subsection  (b)(i) of  Section 2.01
      of the Credit Agreement is amended in its entirety to read as follows:

      (b)  Competitive Bid Loans Subfacility.

          (i) Competitive Bid Loans. Subject to the terms and conditions hereof, the Company may, from time to time during the period from and including the Effective Date to but not including the Revolving Credit Commitment Termination Date, request and each Bank may, in its sole discretion, agree to make Competitive Bid Loans to the Company; provided, however, that (x) the sum of the aggregate amount of Revolving Credit Loans outstanding plus the aggregate amount of Competitive Bid Loans outstanding plus the aggregate amount of Swing Line Loans outstanding plus the then outstanding balance of the Securitization Program shall not exceed the Revolving Credit Commitment and (y) if a Bank does make a Competitive Bid Loan it shall not reduce such Bank's obligation to make its pro rata share of any Revolving Credit Loan.

5.    Section 2.01(e)(i).   Subsection (e)(i) of  Section 2.01 of
      the Credit Agreement is amended in its entirety to read as follows:

            (i) Swing Line Loans. NationsBank hereby agrees, on the terms of this Agreement and only if the Company is in compliance with all the conditions set forth in Section 6, to make revolving loans to the Company in Dollars, at any time and from time to time during the period from and including the Effective Date to but not including the Revolving Credit Commitment Termination Date (each a "Swing Line Loan" and collectively, the "Swing Line Loans"); provided , however that (i) the sum of the aggregate amount of Swing Line Loans outstanding at any one time shall not exceed the Swing Line Loan Commitment and (ii) the sum of the aggregate amount of Swing Line Loans outstanding plus the aggregate principal amount of Revolving Loans outstanding plus the aggregate amount of Competitive Bid Loans outstanding plus the then outstanding balance of the Securitization Program shall not exceed the Revolving Credit Commitment. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow the amount of the Revolving Credit Commitment.

6.    Section  2.04.   Section 2.04  of the  Credit  Agreement is
      amended in its entirety to read as follows:

      2.04 Commitment Fees. The Company shall pay to the Agent for the account of each Bank a commitment fee (the "Commitment Fee") on the daily average unused amount of the Revolving Credit Commitment, for (I) the period from and including the Effective Date to and including August 13, 1995, at a rate per annum equal to (A) .25% or (B) if on any Quarterly Date the Company has (1) a Leverage Ratio less than 35% or (2) attained a long term credit rating of Baa3 or better from Moody's Investors Services, Inc. or BBB- or better from Standard and Poor's Corporation, then .20% or
(C) notwithstanding whether the Company has met the requirements of (B)(1) or (B)(2) above, if on any Quarterly Date subsequent to the Quarterly Date nearest March, 1997, the ratio of Senior Debt at such time to Capital at such time is greater than 45%, then
 .375% and (II) for the period from and including August 14, 1995 to but not including the Revolving Credit Commitment Termination Date, at a rate per annum equal to (A) if on any Quarterly Date the ratio of (i) Funded Debt to (ii) EBITDA is greater than or equal to 3.0 to 1.0, then .50% or (B) if on any Quarterly Date the ratio of (i) Funded Debt to (ii) EBITDA is less than 3.0 to
1.0, then .375%.   For the purpose of calculating  the Commitment
Fee, the amount outstanding as Competitive Bid Loans, Swing Line Loans and under the Securitization Program shall not be included
in  the  amount  used   under  the  Revolving  Credit  Commitment
(notwithstanding the fact that the amount of Competitive Bid Loans, Swing Line Loans and under the Securitization Program outstanding reduces availability under the Revolving Credit
Commitment).   The applicable Commitment Fee  percentage shall be
determined on each Quarterly Date for the preceding Quarterly Period. The Commitment Fee shall be payable in arrears on each Quarterly Date, on the date of any reduction in the Revolving
Credit  Commitment  and   on  the  Revolving  Credit   Commitment
Termination Date.

7.    Section  2.08(b)(ii).   Section 2.08(b)(ii)  of the  Credit
      Agreement is amended in its entirety to read as follows:

(ii)    Overadvance.   If,  at  any  time,  the sum  of
      Revolving Credit Loans outstanding plus Competitive Bid Loans outstanding plus Swing Line Loans outstanding plus the then outstanding balance of the Securitization Program exceeds the Revolving Credit Commitment, then the Company shall immediately make a payment in the amount of the deficiency.

8. Section 2.08(b)(iv). A new subsection (iv) shall be added to Section 2.08(b) of the Credit Agreement to read as follows:

           (iv) Sale   of   Certain  Subsidiaries   or  Divisions.
      Promptly upon receipt thereof, the Company shall prepay the principal amount of the Loans in an amount equal to all
      cash  Net  Proceeds  received   by  the  Company  from  the
      liquidation or sale of any assets (other than inventory or equipment in the ordinary course of business), or the business as a whole of, Brown Jordan Company, Fournier Furniture, Inc. or the

      Daystrom  division  or  the  Lea  Lumber  and  Plywood  Co.
      division of the Company; provided that if the Company receives any non-cash Net Proceeds from the above liquidations or sales, the Company must (A) pledge or assign such non-cash Net Proceeds as requested by the Agent and
      (B) all cash received by the Company from such non-cash
      Net Proceeds shall be used to prepay the principal amount of the Loans.

9.    Section  2.08.  The last  paragraph of Section  2.08 of the
      Credit Agreement is amended in its entirety as follows:

          Mandatory prepayments shall be applied: first, (A) if pursuant to subsection (i) above, pro rata to the remaining installments of the Term Loan on the basis provided in
      Section 2.08(a) hereof, (B) if pursuant to subsection (iii) above, to the remaining installments of the Term Loan in the inverse order of maturity or (C) if pursuant to subsection (iv) above, (1) with respect to the first $25,000,000 prepaid under subsection (iv), to the remaining installments of the Term Loan in inverse order of maturity and (2) with respect to any additional amounts prepaid under subsection (iv), pro rata to the remaining installments of the Term Loan on the basis provided in
      Section 2.08(a) hereof; second, to the Revolving Credit Loans; provided that, upon any such prepayment of the Revolving Credit Loans under Subsection (i), (iii) or (iv) above, the Revolving Credit Commitment shall automatically be reduced on such date by the amount of such prepayment and, if the amount available for prepayment as aforesaid exceeds the amount of Revolving Credit Loans outstanding on such date, the Revolving Credit Commitment shall be further reduced on such date by such excess amount; and third, if the Term Loan is paid in full and the Revolving Credit Loans have been paid in full then to the Swing Line Loans and then to the Competitive Bid Loans on a pro rata basis to each Bank holding Competitive Loans.

10.   Section 6.02.  Subsection (c) of Section 6.02 of the Credit
      Agreement is amended in its entirety to read as follows:

          (c) the representations and warranties made by the Company and each Obligor in (i) Sections 7.01 through 7.11, inclusive in the Credit Agreement and (ii) the Pledge Agreements and such security agreements, mortgage documents and other collateral documents as entered into by an Obligor in favor of the Agent or the Banks shall be true and correct on and as of the making of such Loan with the same force and effect as if made on and as of such date.

11.   Section  8.10.   Section 8.10  of the  Credit  Agreement is
      amended in its entirety to read as follows:

      8.10     Leverage Ratio.   The Company will  not permit the
Leverage Ratio to exceed (a) 56% on the Quarterly Dates ending nearest September 30, 1995 and December 31, 1995, (b) 55% on the

Quarterly  Dates ending nearest March 31, 1996, June 30, 1996 and
September 30, 1996 and (c) 50% on each Quarterly Date thereafter.

12.   Section  8.11.   Section 8.11  of the  Credit  Agreement is
      amended in its entirety to read as follows:

      8.11 Consolidated Net Worth. The Company will not permit Consolidated Net Worth on any Quarterly Date to be less than the sum of (x) $120,000,000 plus (y) 50% of the aggregate amount of NPAT for each Quarterly Period occurring after June 30, 1995 and ending on such Quarterly Date (on a cumulative basis) plus (z) 50% of the aggregate net proceeds of all Equity Issuances from and after the date hereof.

13.   Section 8.12.    Section 8.12  of the  Credit Agreement  is
      amended in its entirety to read as follows:

      8.12 Debt Service Coverage Ratio. The Company will not permit the Debt Service Coverage Ratio to be less than (a) for the Quarterly Period ending on the Quarterly Date nearest September 30, 1995, 1.10 to 1.0, (b) for the rolling two Quarterly Periods ending on the Quarterly Date nearest December 31, 1995, 1.15 to 1.0, (c) for the rolling three Quarterly Periods ending on the Quarterly Date nearest March 31, 1996, 1.25 to 1.0, (d) for the rolling two Quarterly Periods ending on the Quarterly Date nearest June 30, 1996, 1.0 to 1.0, as calculated by multiplying each component comprising the Debt Service Coverage Ratio for such rolling two Quarter Periods times 2 (e) for the rolling three Quarterly Periods ending on the Quarterly Date nearest September 30, 1996, 1.10 to 1.0, as calculated by multiplying each component comprising the Debt Service Coverage Ratio for such rolling three Quarterly Periods times 1.33 and (f) for each rolling four Quarterly Periods ending on any Quarterly Date thereafter, 1.10 to 1.

14.   Section 8.17.   A new Section  8.17 is added to  the Credit
      Agreement to read as follows:

      8.17 Capital Expenditures. The Company will not permit the aggregate amount of Capital Expenditures incurred on or after July 1, 1995 to exceed (a) $5,000,000 as of the Quarterly Date ending nearest September 30, 1995, (b) $10,500,000 as of the Quarterly Date ending nearest December 31, 1995 and (c) $13,500,000 as of the Quarterly Date ending nearest March 31, 1996.

15. Exhibit C. Exhibit C to the Credit Agreement is amended by changing the reference to "Section 8.06(j)" in Section 4 thereof to "Section 8.06(n)".

16. Expenses. It is understood and agreed that Section 12.03 of the Credit Agreement provides that the Company shall only be responsible for legal counsel fees of the Agent (and not of any Bank) except in connection with enforcement and collection proceedings as a result of a Default or Event of Default.

17.   Covenants of Obligors.

          (a) Within 30 days after the date of this Third Amendment, each Obligor shall (i) execute and deliver to an escrow agent (such escrow agent to be agreed upon between the Company and the Agent, the "Escrow Agent") security agreements, pledge agreements, UCC financing statements and such other documents as the Agent shall reasonably request in order to grant a potential perfected lien to the Banks in all of the personal property assets (to the extent not prohibited by agreements of the Obligors in connection with the Securitization Program and including all stock of any Subsidiaries of any Obligor) of each Obligor (all in form and substance acceptable to the Agent in its reasonable sole discretion) and (ii) enter into an escrow agreement (the "Escrow Agreement") among the Company, the Agent and the escrow agent that will provide, among other things, (1) that upon the failure of the Company to reduce the Term Loan, on or before March 31, 1996, to $35,000,000 or less that all documents held by the escrow agent under the Escrow Agreement shall be delivered to the Agent for the benefit of the Banks and (2) that any fees and expenses incurred in connection with the Escrow Agreement shall be for the account of the Company. In connection with the delivery of the above documents, the Agent shall receive an opinion from Petree Stockton, L.L.P., counsel to the Obligors, satisfactory to the Agent.

          (b) If prior to December 31, 1995, (i) the Term Loan has not been reduced to $35,000,000 or less or (ii) the Company or its Subsidiaries have not entered into executed sales contracts that would ensure to the satisfaction of Agent that the Term Loan will be reduced to $35,000,000 or less prior to March 31, 1996 then each Obligor shall within 45 days after requested (A) execute and deliver to the Escrow Agent mortgages, deeds of trusts, deeds to secure debt or such other documents as are necessary to provide the Banks with a perfected lien on each parcel of real estate owned by such Obligor (other than the real property owned or leased by Brown Jordan Company, Fournier Furniture, Inc. or the Lea Lumber and Plywood Co. division or the Daystrom division of the Company), (B) execute and deliver to the Escrow Agent (to the extent permitted) leasehold mortgages on all real property leased by such Obligor and (C) assist in obtaining legal opinions from local counsel in each state where the real property of the Obligors is located as to the enforceability of such mortgage documents. It is understood that failure of the Agent and the Banks to timely obtain (A), (B) and (C) above shall constitute an Event of Default.

(c) If prior to March 31, 1996, the Term Loan has not been reduced to $35,000,000 or less then the Obligors shall
      (i) execute and deliver to the Agent all documentation set forth in (b) above as to real property owned or leased by Brown Jordan Company, Fournier Furniture, Inc. or the Lea

      Lumber and Plywood Co. division or the Daystrom division of the Company and (ii) provide such appraisals, environmental reports, title insurance and other documents or information regarding their real property as reasonably requested by the Agent.

18. Waiver. The Banks agree to permanently waive the June 30 Financial Covenant Defaults (as defined in that certain letter agreement dated June 29, 1995 among the Company, the Guarantors, the Agent and the Banks). This is a one time waiver and does not constitute a waiver of any Default or Event of Default other than the June 30 Financial Covenants.

19. Conditions Precedent. The effectiveness of this Third Amendment is subject to the satisfaction of each of the following conditions (including, without limitation, that each document to be delivered under this Section 19 shall be in form and substance satisfactory to the Banks):

          (a) Corporate Action. The Agent shall have received certified copies of all corporate action taken by each Obligor approving this Third Amendment and each of the documents delivered in connection therewith (including, without limitation, a certificate setting forth the resolutions of the Board of Directors of each Obligor adopted in respect of the transactions contemplated by this Third Amendment).

          (b) Good Standing. The Agent shall have received copies of certificates of good standing, existence or its equivalent with respect to each Obligor as of a recent date by the appropriate government authorities of the state of incorporation of each Obligor.

          (c)  Opinion  of Counsel  to the Obligers.   The  Agent
      shall have received an opinion of Petree Stockton, L.L.P., counsel to the Obligors, satisfactory to the Agent.

          (d) Third Amendment. The Agent shall have received copies of this Third Amendment duly executed by each of the parties hereto and dated as of the date hereof.

          (e)  Fee.    The Agent  shall  have  received the  full
      amount of the fee described in Section 20 below.

          (f)   Other Documents.   The Agent shall  have received
      such  other   documents   relating  to   the   transactions
      contemplated hereby as the Agent or any Bank or counsel to the Agent may reasonably request.

20.   Fee.    In consideration  of the  Banks entering  into this
      Third Amendment, the Company agrees to pay to the Banks on the date hereof, for the pro rata benefit of each Bank, a fee in the aggregate amount of $617,500.

21. Liens. The Company and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Basic Documents and agree that this Third Amendment shall in no manner adversely affect or impair such liens and security interests.

22. Representations and Warranties. The Company hereby represents and warrants to the Banks and the Agent that (a) no Event of Default exists and is continuing under the Credit Agreement; (b) the Company has no claims, counterclaims, offsets, credits or defenses to the Basic Documents and the performance of its obligations thereunder, or if the Company has any such claims, counterclaims, offsets, credits or defenses to the Basic Documents or any transaction related to the Basic Documents, same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Third Amendment; and (c) since the date of the last financial statements of the Company delivered to Banks, no material adverse change has occurred in the business, financial condition or prospects of the Company other than as previously disclosed to the Banks.

23. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Third Amendment and agree that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Basic Documents. The Guarantors acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Basic Documents and the performance of the Guarantors' obligations thereunder, or if Guarantors did have any such claims, counterclaims, offsets, credits or defenses to the Basic Documents or any transaction related to the Basic Documents, the same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Third Amendment.

24. No Other Changes. Except as expressly modified and amended in this Third Amendment, all of the terms, provisions and conditions of the Basic Documents shall remain unchanged.

25. Counterparts. This Third Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

26. ENTIRETY. THIS THIRD AMENDMENT AND THE OTHER BASIC DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE BASIC DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      This Third Amendment is executed as of the day and year first written above.

                                          BORROWER
ATTEST:                                   LADD FURNITURE, INC.


By:____________________                   By:_____________________________
   Assistant Secretary                       William S. Creekmuir
                                             Senior Vice President and
                                             Chief Financial Officer
   (corporate seal)

                                         GUARANTORS


ATTEST:                                  PENNSYLVANIA HOUSE, INC.


By:_____________________                 By:________________________________
    Assistant Secretary                       William S. Creekmuir
                                              Vice President
   (corporate seal)

ATTEST:                                  BROWN JORDAN COMPANY


By:_____________________                 By:________________________________
    Assistant Secretary                       William S. Creekmuir
                                              Vice President
   (corporate seal)


ATTEST:                                  CLAYTON-MARCUS COMPANY, INC.


By:____________________                  By:________________________________
   Assistant Secretary                        William S. Creekmuir
                                              Vice President
   (corporate seal)


ATTEST:                                  LADD CONTRACT SALES CORPORATION


By:_____________________                 By:_______________________________
    Assistant Secretary                       William S. Creekmuir
                                              Vice President
    (corporate seal)


                      [signatures continued]

ATTEST:                                  FOURNIER FURNITURE, INC.


By:_____________________                 By:_________________________________
    Assistant Secretary                       William S. Creekmuir
                                              Vice President
    (corporate seal)



ATTEST:                                  BARCLAY FURNITURE CO.


By:______________________                By:________________________________
    Assistant Secretary                       William S. Creekmuir
                                              Vice President
     (corporate seal)



ATTEST:                                 AMERICAN FURNITURE COMPANY,
                                        INCORPORATED

By:_____________________                By:_________________________________
    Assistant Secretary                      William S. Creekmuir
                                             Vice President
    (corporate seal)



ATTEST:                                PILLIOD FURNITURE, INC.


By:_____________________               By:_________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)



ATTEST:                                LEA INDUSTRIES, INC.
                                       (a North Carolina corporation)


By:_____________________               By:_________________________________
    Assistant Secretary                     William S. Creekmuir
                                            Vice President
    (corporate seal)


                          [signatures continued]

                                 BANKS

                                 NATIONSBANK, N.A. (CAROLINAS) f/k/a
                                 NATIONSBANK BANK OF NORTH CAROLINA,
                                 N.A. as Agent and as a Bank

                                 By:_____________________________
                                        Gregory W. Powell
                                        Senior Vice President


                                CIBC INC.

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________


                                CREDITANSTALT   CORPORATE  FINANCE,
                                INC.

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________

                                WACHOVIA  BANK  OF NORTH  CAROLINA,
                                N.A.

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________


                                ABN AMRO BANK N.A.

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________


                                BRANCH BANK AND TRUST COMPANY

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________


                                COMMONWEALTH  BANK,  a division  of
                                MERIDIAN BANK

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________


                           [signatures continued]

                                FIRST UNION NATIONAL BANK  OF NORTH
                                CAROLINA

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________


                                PNC BANK, NATIONAL ASSOCIATION

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________


                                NBD BANK f/k/a NBD BANK, N.A.

                                By:_____________________________
                                Name:___________________________
                                Title:__________________________